                                                                 EXHIBIT 23(a)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 11, 1995 incorporated by reference in Barnett Banks, Inc. Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP

Jacksonville, Florida
February 3, 1995


                                     - 16 -